Exhibit 99.1

Press Information 2211 H. H. Dow Way Midland, MI 48674 dow.com

Dow announces results from 2024 Annual Stockholder Meeting

•	Declares quarterly dividend of 70 cents per share

•	Richard K. Davis re-elected independent lead director

MIDLAND, Mich. – April 11, 2024 – Dow (NYSE: DOW) is pleased to report the preliminary results of its 2024 Annual Meeting of Stockholders. Today stockholders elected Samuel R. Allen, Gaurdie E. Banister Jr., Wesley G. Bush, Richard K. Davis, Jerri DeVard, Debra L. Dial, Jeff M. Fettig, Jim Fitterling, Jacqueline C. Hinman, Luis Alberto Moreno, Jill S. Wyant, and Daniel W. Yohannes to the Company’s Board of Directors for one-year terms.

Stockholders approved an advisory resolution on executive compensation and ratified the appointment of Deloitte & Touche LLP as Dow’s independent auditor for 2024. A majority of votes cast by Dow stockholders were against the Stockholder Proposal for a Shareholder Right to Act by Written Consent and against the Stockholder Proposal for a Single-Use Plastics Report.

After certification by the Company’s inspector of elections, the Company will file with the U.S. Securities and Exchange Commission a Form 8-K reporting the final voting results, which will also be available on the Company’s website at investors.dow.com. The meeting will be available via webcast replay on Dow’s website. Additionally, the Company expects to publish its annual INtersections report mid-year and will continue to include disclosures on our climate, circularity and other sustainability initiatives.

Following the Company’s 2024 Annual Meeting of Stockholders, the Board of Directors declared a quarterly dividend of 70 cents per share, payable June 14, 2024, to shareholders of record on May 31, 2024. This marks the 451st consecutive dividend paid by the Company or its affiliates since 1912.

The Board also re-elected Richard K. Davis to serve as independent lead director for a one-year term. Mr. Davis joined Dow’s board in May 2015 and has served as independent lead director since April 2021. Additionally, he has served as a member of the Company’s corporate governance committee since April 2019 and as chair of the audit committee since April 2021.

Dow’s board ranks in the top quartile for ethnic diversity among industry peers and nearly 60% of its directors are women or U.S. ethnic minorities – demonstrating the Company’s commitment to diversity. The Company’s Board of Directors is comprised of a strong balance of new and highly experienced directors, with an average tenure of approximately 6 years. All directors are highly accomplished leaders and together bring a variety of relevant skills and diverse experiences, including capital allocation; financial acumen; risk management; technology expertise; operational experience; and environmental, social and governance expertise.

Biographies for all directors, committee assignments and other corporate governance information are available on our Corporate Governance website.

About Dow

Dow (NYSE: DOW) is one of the world’s leading materials science companies, serving customers in high-growth markets such as packaging, infrastructure, mobility and consumer applications. Our global breadth, asset integration and scale, focused innovation, leading business positions and commitment to sustainability enable us to achieve profitable growth and help deliver a sustainable future. We operate manufacturing sites in 31 countries and employ approximately 35,900 people. Dow delivered sales of approximately $45 billion in 2023. References to Dow or the Company mean Dow Inc. and its subsidiaries. Learn more about us and our ambition to be the most innovative, customer-centric, inclusive and sustainable materials science company in the world by visiting www.dow.com.

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For further information, please contact:

Investors: Pankaj Gupta +1 989-638-5265 pgupta@dow.com	Media: Sarah Young +1 989-638-6871 syoung3@dow.com

Cautionary Statement about Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements often address expected future business and financial performance, financial condition, and other matters, and often contain words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “will be,” “will continue,” “will likely result,” “would” and similar expressions, and variations or negatives of these words or phrases.

Forward-looking statements are based on current assumptions and expectations of future events that are subject to risks, uncertainties and other factors that are beyond Dow’s control, which may cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements and speak only as of the date the statements were made. These factors include, but are not limited to: sales of Dow’s products; Dow’s expenses, future revenues and profitability; any global and regional economic impacts of a pandemic or other public health-related risks and events on Dow’s business; any sanctions, export restrictions, supply chain disruptions or increased economic uncertainty related to the ongoing conflicts between Russia and Ukraine and in the Middle East; capital requirements and need for and availability of financing; unexpected barriers in the development of technology, including with respect to Dow’s contemplated capital and operating projects; Dow’s ability to realize its commitment to carbon neutrality on the contemplated timeframe, including the completion and success of its integrated ethylene cracker and derivatives facility in Alberta, Canada; size of the markets for Dow’s products and services and ability to compete in such markets; failure to develop and market new products and optimally manage product life cycles; the rate and degree of market acceptance of Dow’s products; significant litigation and environmental matters and related contingencies and unexpected expenses; the success of competing technologies that are or may become available; the ability to protect Dow’s intellectual property in the United States and abroad; developments related to contemplated restructuring activities and proposed divestitures or acquisitions such as workforce reduction, manufacturing facility and/or asset closure and related exit and disposal activities, and the benefits and costs associated with each of the foregoing; fluctuations in energy and raw material prices; management of process safety and product stewardship; changes in relationships with Dow’s significant customers and suppliers; changes in public sentiment and political leadership; increased concerns about plastics in the environment and lack of a circular economy for plastics at scale; changes in consumer preferences and demand; changes in laws and regulations, political conditions or industry development; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, including the ongoing conflicts between Russia and Ukraine and in the Middle East; weather events and natural disasters; disruptions in Dow’s information technology networks and systems, including the impact of cyberattacks; and risks related to Dow’s separation from DowDuPont Inc. such as Dow’s obligation to indemnify DuPont de Nemours, Inc. and/or Corteva, Inc. for certain liabilities.

Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. A detailed discussion of principal risks and uncertainties which may cause actual results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s subsequent Quarterly Reports on Form 10-Q. These are not the only risks and uncertainties that Dow faces. There may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business. If any of those risks or uncertainties develops into an actual event, it could have a material adverse effect on Dow’s business. Dow Inc. and The Dow Chemical Company (“TDCC”) assume no obligation to update or revise publicly any forward-looking statements whether because of new information, future events, or otherwise, except as required by securities and other applicable laws.

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